UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of Earliest Event Reported:  (4-15-99)

                      GENERAL MOTORS ACCEPTANCE CORPORATION
                    -------------------------------------
              (Exact name of registrant specified in its charter)

                                    Delaware
       ------------------------------------------------------------
      (State or other jurisdiction of incorporation or organization)

          1-3754                                 38-0572512
   --------------------               ----------------------------------
  (Commission File No.)              (I.R.S. Employer Identification No.)

        3044 West Grand Boulevard, Detroit, Michigan        48202
        --------------------------------------------        -----

                                 313-556-1508
           --------------------------------------------------
          (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS


                       Finnegan Named Chairman of GMAC
                       -------------------------------



General Motors Acceptance Corporation (GMAC) announced on April 12, 1999 that John D. Finnegan was elected chairman of GMAC while continuing as its president. He reports to John F. Smith, Jr., GM chairman and chief executive officer.
J. Michael Losh will remain as a director of GMAC.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned hereunto duly authorized.



                          GENERAL MOTORS ACCEPTANCE CORPORATION
                          -------------------------------------
                                       (Registrant)




Dated:     April 15, 1998            By
           --------------
                                     s/  Gerald E. Gross
                                     -------------------------------------
                                     Gerald E. Gross, Comptroller